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                                                                    Exhibit 10.2

                           RESTRICTED STOCK AGREEMENT

      This Restricted Stock Agreement ("Agreement") dated to be effective as of July 1, 2004 (the "Effective Date"), is by and between Ace Cash Express, Inc., a Texas corporation (the "Company"), and Jay B. Shipowitz ("Grantee").

      WHEREAS, the Company and Grantee (the "Parties") are entering into an Executive Employment Agreement dated as of the Effective Date (the "Employment Agreement") that sets forth the terms of Grantee's employment with the Company; and

      WHEREAS, the Employment Agreement contemplates (among other things) the Parties' entering into this Agreement as part of Grantee's employment compensation thereunder;

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Agreement, and intending to be legally bound hereby, Grantee and the Company (collectively, the "Parties") hereby agree as follows:

      1. Issuance of Restricted Stock. The Company hereby agrees to issue to Grantee, and Grantee hereby agrees to purchase, 50,000 shares (the "Restricted Shares") of Common Stock, at a purchase price of $0.01 per share (the "Purchase Price Per Share"), in accordance with this Agreement and as a Restricted Stock Award subject to the terms and conditions of the Ace Cash Express, Inc. 1997 Stock Incentive Plan (the "Plan"), which are incorporated herein, as an incentive for Grantee's continued efforts on behalf of the Company as one of its key employees. This Agreement is a Restricted Stock Agreement under the Plan, and unless otherwise defined in this Agreement, the capitalized terms used in this Agreement have the respective meanings assigned to them in the Plan. The total purchase price for the Restricted Shares shall be paid by Grantee's delivery to the Company, at the time of execution of this Agreement, of cash or a check or any combination thereof.

      2. Forfeiture and Repurchase. Upon any Forfeiture Cessation (as defined below) of Grantee's employment, the Company shall have, on the date that Grantee's employment ceases or terminates (the "Termination Date"), an irrevocable, exclusive option (the "Forfeiture Repurchase Option"), for a period of ninety (90) days from the Termination Date (the "Forfeiture Repurchase Period"), to repurchase up to all of the Unvested Restricted Shares (as defined below) at the original Purchase Price Per Share (the "Repurchase Price"). The "Forfeiture Cessation" of Grantee's employment with the Company is any cessation or termination of Grantee's employment under the Employment Agreement other than a Vesting Cessation; and a "Vesting Cessation" is the cessation or termination of Grantee's employment under the Employment Agreement (i) by the Company as a termination without Cause or because of Grantee's Disability, in each case as defined in and under the terms of the Employment Agreement, or (ii) because of Executive's death. "Unvested Restricted Shares" are the Restricted Shares that are subject to Forfeiture Restrictions (i.e., Restricted Shares that have not

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been released from the Forfeiture Repurchase Option). In addition, if Grantee breaches any of the terms and conditions of this Agreement or the Plan, or any rules and regulations of the Committee for this Agreement or the Plan, the Company shall have a Forfeiture Repurchase Option to the same extent as if there had been a Forfeiture Cessation, except that, for this purpose, the "Termination Date" shall be the date of such breach, and the "Forfeiture Repurchase Period" shall be a period of ninety (90) days from the date of the Committee's discovery of such breach. The Forfeiture Repurchase Option shall be exercisable by written notice delivered to Grantee before the expiration of the Forfeiture Repurchase Period. The notice shall indicate the number of the Unvested Restricted Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than fifteen (15) days after the expiration of the Forfeiture Repurchase Period. On the date of the repurchase, the Company and/or its assignee(s) shall pay to Grantee, at the Company's and/or each assignee's option, in cash, by check of the Company and/or such assignee, by cancellation of all or a portion of any indebtedness of Grantee to the Company or such assignee, or a combination of the foregoing, an amount equal to the Repurchase Price for each of the Unvested Restricted Shares that is to be repurchased from Grantee. Upon such payment to Grantee or deposit of such amount into escrow for the benefit of Grantee, the Company and/or its assignee(s) shall become the legal and beneficial owner of the Unvested Restricted Shares being repurchased and all rights and interests therein or related thereto, and the Company shall have the right to transfer to its own name or to the names of its assignee(s) the Unvested Restricted Shares being forfeited and repurchased without any further action of Grantee. The Company may designate and assign one or more other persons or entities (including any affiliates of the Company) to exercise all or any part of the Forfeiture Repurchase Option. Grantee, by his acceptance of the Restricted Stock Award granted under this Agreement, irrevocably grants to the Company a power of attorney to transfer any and all Unvested Restricted Shares that are forfeited and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer. Grantee shall have no further right to or interest in any Unvested Restricted Shares that are so forfeited and transferred. The Parties expressly agree that these provisions governing the forfeiture and repurchase of the Unvested Restricted Shares shall be specifically enforceable by the Company in a court of equity or law.

      3. Lapse of Forfeiture Restrictions. Upon the termination or lapse of Forfeiture Restrictions regarding any or all of the Restricted Shares (those Restricted Shares no longer subject to Forfeiture Restrictions being "Vested Restricted Shares") and upon the satisfaction of the Withholding Liability (as defined below) corresponding to the Vested Restricted Shares in accordance with
Section 13(a), one or more stock certificates representing the Vested Restricted Shares, free of Forfeiture Restrictions, shall be delivered to Grantee at Grantee's request in accordance with this Agreement. The Forfeiture Restrictions shall terminate or lapse, and certain or all (as described below) of the Unvested Restricted Shares shall become Vested Restricted Shares, if there has been no Forfeiture Cessation and no breach by Grantee as described in Section 2 before the date of vesting, as follows:

      (a) A number of Unvested Restricted Shares equal to 15% of the total number of Restricted Shares shall become Vested Restricted Shares as of the date that is one month after the Effective Date.

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      (b)   A number of Unvested Restricted Shares equal to an additional 17% of the total number of Restricted Shares shall become Vested Restricted Shares as of July 1, 2005.

      (c) A number of Unvested Restricted Shares equal to an additional 17% of the total number of Restricted Shares shall become Vested Restricted Shares as of July 1, 2006.

      (d) A number of Unvested Restricted Shares equal to an additional 17% of the total number of Restricted Shares shall become Vested Restricted Shares as of July 1, 2007.

      (e) A number of Unvested Restricted Shares equal to an additional 17% of the total number of Restricted Shares shall become Vested Restricted Shares as of July 1, 2008.

      (f) All of the Unvested Restricted Shares shall become Vested Restricted Shares as of July 1, 2009.

If the installment of vesting of the Restricted Shares set forth in any of subsections (a) through (e) of this Section 3 would result in the vesting of a fractional Restricted Share, such installment will result in the vesting of the next higher Restricted Share, and the final installment (set forth in subsection
(e) of this Section 3) will result in the vesting of the balance of the Restricted Shares.

In addition, (i) all of the Unvested Restricted Shares shall become Vested Restricted Shares upon (A) a "Change of Control," as defined in Exhibit A attached hereto, or (B) a Vesting Cessation, subject to the terms of the Employment Agreement, and (ii) any or all of the Unvested Restricted Shares shall become Vested Restricted Shares upon a decision by the Committee, in its sole discretion and as of a date determined by the Committee, to vest those Unvested Restricted Shares. As permitted by clause (ii) of the second paragraph of Section 14 of the Plan, the immediately preceding clause (i)(A) of this
Section 3 is a partial exception to the general rule stated in that clause (ii) of the second paragraph of Section 14 of the Plan. The immediately preceding clause (i)(A) of this Section 3 refers to the only events, of the various events described at the beginning of the second paragraph of Section 14 of the Plan, in which the Forfeiture Restrictions shall terminate or lapse, unless the Committee otherwise decides.

      4. Representations of Grantee. Grantee represents and warrants to the Company as follows:

      (a) Grantee has received a copy of the Plan and has read and become familiar with the terms and conditions of the Plan and agrees to be bound, and to abide, by the Plan.

      (b) Grantee has reviewed this Agreement, has had an opportunity to obtain the advice of counsel before executing this Agreement, and fully understands all of the terms and conditions of this Agreement and the Plan.

      (c) Grantee hereby accepts the Restricted Stock Award granted by this Agreement subject to all of the terms and conditions of this Agreement and the Plan.

                                       3
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      (d)   Grantee is fully aware of the lack of liquidity of the Restricted
Shares -- e.g., because of the restrictions on transferability of the Restricted Shares held by the Escrow Holder (as defined below), Grantee may not be able to sell or dispose of the Restricted Shares or use them as collateral for loans.

      5. Certain Restrictions on Transfer. Except as provided in Section 2, Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of (whether voluntarily, by operation of law, or otherwise) any or all of the Unvested Restricted Shares, or any rights thereto or interests therein, or any or all of the Vested Restricted Shares held by the Escrow Holder, or any rights thereto or interests therein. Any transfer in violation of this Section 5 shall be void and without any force or effect and shall constitute a breach of the terms and conditions of this Agreement and the Plan. Grantee also understands that the Company is under no obligation to register, under any applicable securities laws, any resale of any of the Restricted Shares that become Vested Restricted Shares delivered to Grantee and that an exemption from such registration requirements may not be available or may not permit Grantee to resell or transfer any of such Vested Restricted Shares in the amounts or at the times proposed by Grantee.

      6. Dividend and Voting Rights. Subject to this Agreement, Grantee shall have all of the rights of a shareholder with respect to the Restricted Shares, including the Unvested Restricted Shares while they are held in escrow, including the right to vote the Restricted Shares and to receive any and all dividends and other distributions made with respect to the Restricted Shares. Without limiting the preceding sentence, Grantee shall be entitled to receive any cash dividends or other cash distributions paid or made by the Company with respect to the Unvested Restricted Shares, without deposit into escrow, and any other distributions of property with respect to the Unvested Restricted Shares shall be deposited into escrow in accordance with Section 8(b). Upon any forfeiture of Unvested Restricted Shares, Grantee shall have no further rights with respect to those Unvested Restricted Shares, but the forfeiture of Unvested Restricted Shares shall not invalidate any votes or consents made or executed by Grantee with respect to those Unvested Restricted Shares before their forfeiture or create any obligation to repay any cash dividend or other cash distribution received with respect to those Unvested Restricted Shares before their forfeiture.

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      7.    Escrow of Restricted Shares.

      (a) To ensure the availability for delivery of Unvested Restricted Shares upon forfeiture and repurchase in accordance with Section 2 and to ensure satisfaction of the Withholding Liability regarding Vested Restricted Shares in accordance with Section 13(a), Grantee shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificate(s) representing the Unvested Restricted Shares, together with corresponding stock assignment(s), in the form attached hereto as Exhibit B, duly endorsed in blank. The Unvested Restricted Shares and stock assignment(s) shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Grantee attached hereto as Exhibit C, until either (i) those Unvested Restricted Shares are forfeited and repurchased in accordance with Section 2 or (ii) the Forfeiture Restrictions terminate or lapse regarding those Unvested Restricted Shares, which thereby become Vested Restricted Shares, and the Withholding Liability regarding those Vested Restricted Shares is satisfied.

      (b) The Escrow Holder shall not be liable for any act that he or she may do or omit to do with respect to holding the Restricted Shares and/or any other property in escrow while acting in good faith and in the exercise of his or her judgment.

      (c) Upon the forfeiture and repurchase of all or any of the Unvested Restricted Shares by the Company in accordance with Section 2, the Escrow Holder, upon receipt of written notice from the Company, shall take all steps necessary to accomplish the transfer of those Unvested Restricted Shares to the Company and/or its assignee(s).

      (d) Upon the termination or lapse of the Forfeiture Restrictions regarding all or any of the Unvested Restricted Shares and upon the Company's acknowledgment that the corresponding Withholding Liability is satisfied, the Escrow Holder shall promptly deliver to Grantee the certificate(s) representing those Vested Restricted Shares.

      8.    Capital Adjustments and Distributions.

      (a) The number of the Restricted Shares and the Repurchase Price of each of the Unvested Restricted Shares shall be adjusted in accordance with the provisions of the first paragraph of Section 14 of the Plan.

      (b) Any new, substituted, or additional securities or other property (including any money paid other than as a regular cash dividend) that is, by reason of any stock dividend, stock split, recapitalization, or other change in the outstanding Common Stock, distributed on or with respect to, or exchanged for, (i) the Unvested Restricted Shares shall immediately be subject to the Forfeiture Restrictions, the forfeiture and repurchase provisions of Section 2, and the escrow requirement of Section 7, all to the same extent as the Unvested Restricted Shares on or with respect to which such distribution or exchange was made, and (ii) the Vested Restricted Shares that are held by the Escrow Holder shall immediately be subject to the escrow requirement of Section 7, to the same extent as the Vested Restricted Shares on or with respect to which such distribution or exchange was made. Appropriate adjustments, as determined by the Committee,

                                       5
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to reflect the distribution or exchange of such securities or other property shall be made to the number of the Restricted Shares and to the Repurchase Price of each of the Unvested Restricted Shares in order to reflect any such event; except that the aggregate Repurchase Price for all of the Unvested Restricted Shares shall remain unchanged.

      9. Administration. The Committee shall interpret this Agreement and shall prescribe such rules and regulations in connection with the operation of this Agreement as the Committee determines (in good faith) to be advisable. The Committee may rescind and amend its rules and regulations from time to time. The good-faith interpretation by the Committee of any of the provisions of this Agreement shall be final and binding upon the Parties.

      10. Effect of Agreement. Neither the execution or effectiveness of this Agreement nor any action of the Board or the Committee in connection with or relating to this Agreement shall be deemed to give Grantee any rights except as may be expressed in this Agreement. The existence of the Plan and this Agreement shall not affect in any way the right of the Board, the Committee, or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company's capital structure or its business, any merger or consolidation or other transaction involving the Company, any issuance of other shares of Common Stock or any other securities of the Company (including bonds, debentures, or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof), the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding by or for the Company. Nothing in the Plan or in this Agreement shall confer upon Grantee any right with respect to the Grantee's employment with the Company or affect or interfere in any way with the right of either the Company or Grantee to terminate Grantee's employment; the Parties acknowledge and agree that their respective rights and obligations regarding Grantee's employment or the termination thereof are governed by the Employment Agreement.

      11. Refusal to Transfer. The Company shall not be required to (i) transfer on its books, or authorize the Company's transfer agent to transfer on its books, any Unvested Restricted Shares, or any Vested Restricted Shares held by the Escrow Holder pending satisfaction of the corresponding Withholding Liability, purported to have been sold or otherwise transferred in violation of any of the provisions of the Plan or this Agreement, or (ii) treat as owner of such Unvested Restricted Shares, or accord the right to vote or to any dividends or other distributions to, any purchaser or other transferee to whom or which such Unvested Restricted Shares have been purported to be so transferred.

      12. Legend. If the Company so determines, the share certificate(s) representing the Unvested Restricted Shares, and any Vested Restricted Shares held by the Escrow Holder pending satisfaction of the corresponding Withholding Liability, may be endorsed with the following legend, in addition to any legend required under applicable securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE AND REPURCHASE AND TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER. NONE OF THE SHARES MAY BE TRANSFERRED EXCEPT AS SET FORTH IN THAT CERTAIN RESTRICTED STOCK AGREEMENT BETWEEN THE COMPANY AND THE

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ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE
PRINCIPAL OFFICE OF THE COMPANY.

      13.   Tax Matters.

      (a) If the Company becomes obligated to withhold an amount on account of any federal, state, or local tax imposed because of the grant or sale of the Restricted Shares to Grantee under this Agreement or the termination or lapse of the Forfeiture Restrictions regarding any of the Unvested Restricted Shares under this Agreement, including any federal, state, or other income tax, any FICA, or any disability insurance or employment tax, then Grantee shall pay that amount (the "Withholding Liability") to the Company on or promptly after the date of the event that imposes the obligation to withhold on the Company. Payment of the Withholding Liability to the Company shall be made in cash, by certified or cashier's check payable to the Company, or in any other form acceptable to the Committee. Grantee hereby acknowledges and agrees that the Company may withhold or offset the Withholding Liability from any compensation or other amounts payable to Grantee from the Company if Grantee does not pay the Withholding Liability to the Company, and Grantee agrees that the Company's withholding and offset of any such amount, and the payment of it to the relevant taxing authority or authorities, shall constitute full satisfaction of the Company's obligation to pay any such compensation or other amounts to Grantee. Further, unless the Committee otherwise determines, the Company's obligation to deliver any Vested Restricted Shares, or any stock certificate or certificates representing Vested Restricted Shares, to Grantee shall be subject to, and conditioned upon, payment of the Withholding Liability. Accordingly, the Company shall be entitled to cause the Escrow Holder to continue to hold the stock certificate or certificates representing any Vested Restricted Shares until the Withholding Liability corresponding to those Vested Restricted Shares has been or is satisfied. The Company shall also be entitled to cause a sale or sales of Vested Restricted Shares on behalf of Grantee pursuant to which all or a portion of the proceeds are paid to the Company to satisfy the Withholding Liability and all remaining proceeds (if any) are delivered to Grantee, and Grantee agrees to take all such action as may be necessary or appropriate to effect such sales.

      (b) Grantee has reviewed with his own tax advisor(s) the federal, state, and local tax consequences of this acquisition of the Restricted Shares and the other transactions contemplated by this Agreement. Grantee is relying solely on such advisor(s) and not on any statements or representations of the Company or any of its agents. Grantee understands and agrees that he, and not the Company, shall be responsible for his own tax liability that may arise as a result of the transactions contemplated by this Agreement. Grantee understands that Section 83 of the Internal Revenue Code (including any amendments and successor provisions to section and any regulations promulgated under such section), taxes as ordinary income the difference between the purchase price for the Restricted Shares and the fair market value of the Restricted Shares as of the date any restrictions on the Restricted Shares terminate or lapse. In this context, "restriction" includes the Forfeiture Restrictions and the right of the Company to repurchase Unvested Restricted Shares pursuant to Section 2. Grantee understands that he may elect to be taxed at the time the Restricted Shares are granted, rather than when and as the restrictions terminate or lapse (if ever), by filing an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days from the Effective Date.

                                       7
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GRANTEE ACKNOWLEDGES THAT IT IS HIS SOLE RESPONSIBILITY (AND NOT THE COMPANY'S)
TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THAT FILING ON HIS BEHALF.

      14. Entire Agreement; Governing Law. This Agreement and the Plan constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior undertakings and agreements of the Parties with respect to the subject matter hereof. Nothing in the Plan or in this Agreement (except as expressly provided herein) is intended to confer any rights or remedies on any person other than the Parties. This Agreement is to be construed in accordance with, enforced under, and governed by the laws of the State of Texas.

      15. Amendment; Waiver. The Committee may at any time or from time to time amend this Agreement in any respect, except that no amendment that adversely affects Grantee may be effected without a writing signed by the Parties. Any provision of this Agreement for the benefit of the Company may be waived by the Committee or the Board. Unless otherwise expressed in the waiver, such a waiver in one instance or with respect to one provision of this Agreement shall not be deemed to be a waiver in any other instance or with respect to any other provision of this Agreement.

      16. Effectiveness and Term. This Agreement is effective upon the Effective Date, and it shall continue in effect until (i) the termination or lapse of the Forfeiture Restrictions, and the satisfaction of all of the corresponding Withholding Liability, regarding all of the Restricted Shares or
(ii) all of the Restricted Shares are transferred to the Company and/or its assignee(s), unless sooner terminated by the Parties.

      17. Interpretive Matters. Whenever required by the context, pronouns and any variation thereof used in this Agreement shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa. The term "include" or "including" does not denote or imply any limitation. The term "business day" means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Texas. Each reference in this Agreement to a "Section" shall be deemed to be to a section of this Agreement, unless otherwise stated. The captions and headings used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

      18. Venue. Any suit, action, or proceeding arising out of or relating to this Agreement shall be brought in the United States District Court for the Northern District of Texas or in a Texas state court in Dallas County, Texas, and the Parties shall submit to the jurisdiction of such court. Each of the Parties irrevocably waives, to the fullest extent permitted by law, any objection it or he may have to the laying of venue for any such suit, action, or proceeding brought in such court. EACH OF THE PARTIES ALSO EXPRESSLY WAIVES ANY RIGHT IT OR HE HAS OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION, OR PROCEEDING.

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      19.   Severability and Reformation. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or its severance.

      20. Notice. Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier, or upon the earlier of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, in any case addressed to the other Party at its or his address as shown beneath its or his signature to this Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 20.

                                     ACE CASH EXPRESS, INC.

                                     By: /s/ WALTER E. EVANS
                                         -----------------------

                                         Address: 1231 Greenway Drive
                                                  Suite 600
                                                  Irving, Texas 75038

GRANTEE ACKNOWLEDGES AND AGREES THAT THE FORFEITURE RESTRICTIONS ON THE RESTRICTED SHARES SHALL TERMINATE OR LAPSE, IF AT ALL, ONLY AS EXPRESSLY STATED IN THIS AGREEMENT (NOT THROUGH THE GRANT OF THE RESTRICTED STOCK AWARD OR THE ISSUANCE OF THE RESTRICTED SHARES). GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT OR THE PLAN SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE'S EMPLOYMENT OR TO ANY FUTURE AWARDS.

DATED:  August 23, 2004              SIGNED: /s/ JAY B. SHIPOWITZ
                                             ---------------------
                                             JAY B. SHIPOWITZ

                                             Address:
                                                     -----------------------
                                                     -----------------------
                                                     -----------------------

                                       9
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                     Exhibit A to Restricted Stock Agreement

                               "CHANGE OF CONTROL"

The following are definitions of "Change of Control" and of various terms used in the definition of "Change of Control".

"Change of Control" means the occurrence of any one or more of the following:

(i) Any Person becomes an Acquiring Person, except as the result of (A) any acquisition of Voting Securities of the Company by the Company or (B) any acquisition of Voting Securities of the Company directly from the Company (as authorized by the Board).

(ii) Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board; and for this purpose, any individual who becomes a member of the Board after the date of this Agreement whose election, or nomination for election by holders of the Company's Voting Securities, was approved by the vote of at least a majority of the individuals then constituting the Incumbent Board shall be considered a member of the Incumbent Board (except that any such individual whose initial election as director occurs as the result of an actual or threatened election contest, within the meaning of Rule 14a-11 under the Exchange Act, or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered).

(iii) The consummation of a reorganization, merger, share exchange, consolidation, or sale or disposition of all or substantially all of the assets of the Company unless, in any case, the Persons who or which Beneficially Own the Voting Securities of the Company immediately before that transaction Beneficially Own, directly or indirectly, immediately after the transaction, at least 75% of the Voting Securities of the Company or any other corporation or other entity resulting from or surviving the transaction (including a corporation or other entity which, as the result of the transaction, owns all or substantially all of Voting Securities of the Company or all or substantially all of the Company's assets, either directly or indirectly through one or more subsidiaries) in substantially the same proportion as their respective ownership of the Voting Securities of the Company immediately before that transaction.

(iv) The Company's shareholders approve a complete liquidation or dissolution of the Company.

"Acquiring Person" means any Person (other than an Excluded Person) who or which, alone or together with all Affiliates and Associates of that Person, is the Beneficial Owner of 25% or more of the Voting Securities of the Company then outstanding.

"Affiliate" and "Associate" have the respective meanings ascribed to them in Rule 12b-2 under the Exchange Act.

"Beneficial Owner" means beneficial owner as defined in Rule 13d-3 under the Exchange Act. ("Beneficially Owns" has the correlative meaning.) Any calculation of the number of Voting Securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Voting Securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) under the Exchange Act.

"Board" means the Board of Directors of the Company.

"Company" means Ace Cash Express, Inc., a Texas corporation.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Excluded Person" means:

(i) Grantee or any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which Grantee is a member;

(ii) any Person that controls (as defined in Rule 12b-2 under the Exchange Act) the Company as of the date of the Agreement or any group of which any such Person is a member;

(iii) any employee-benefit plan, or related trust, sponsored or maintained by the Company or any of its subsidiaries, or any trustee or other fiduciary thereof; or

(iv) any corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Voting Securities of the Company.

"Grantee" means Jay B. Shipowitz.

"Incumbent Board" means the members of the Board on the effective date of the Agreement (subject, however, to clause (ii) of the definition of "Change of Control").

"Person" means any individual, firm, corporation, partnership, limited liability company, trust, or other entity, including any successor (by merger or otherwise) of such entity.

"Voting Securities" means securities or other interests having by their terms ordinary voting power to elect members of the board of directors of a corporation or individuals serving similar functions for a noncorporate entity.

                     Exhibit B to Restricted Stock Agreement

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, I, _______________________, hereby sell, assign, and transfer unto Ace Cash Express, Inc. (the "Company") or ____________________ a total of ____________________ (________________) shares of the Company's Common
Stock standing in my name in the share transfer records of the Company represented by Certificate No. ___ delivered herewith and do hereby irrevocably constitute and appoint _________________________ as attorney-in-fact, with full power of substitution, to transfer such shares in the share transfer records of the Company.

______________________________
(Signature)

______________________________
(Printed name)

INSTRUCTIONS:

Please do not fill in any blanks other than the signature and printed name lines. The purpose of this assignment is to enable the transfer of shares upon forfeiture and repurchase under the Restricted Stock Agreement, without requiring additional signatures on the part of Grantee.

                     Exhibit C to Restricted Stock Agreement

                            JOINT ESCROW INSTRUCTIONS

August 23, 2004

P. Sandra Landau
Ace Cash Express, Inc.
1231 Greenway Drive, Suite 600
Irving, TX 75038

Dear Sandra:

As Escrow Agent for both Ace Cash Express, Inc., a Texas corporation (the "Company"), and Jay B. Shipowitz ("Grantee") of 50,000 restricted shares of Common Stock, $0.01 par value per share, of the Company (the "Restricted Shares") under that certain Restricted Stock Agreement between the Company and Grantee dated as of this date (the "Agreement"), you are hereby authorized and directed to hold the Restricted Shares, the stock certificate(s) evidencing the Restricted Shares, and any other property and documents delivered to you pursuant to the Agreement (all of which shall be part of the "Restricted Shares" hereunder) in accordance with the following instructions:

1. In the event any or all of the Restricted Shares are forfeited and to be repurchased by the Company and/or its assignee(s) under the Agreement, the Company shall give Grantee and you a written notice of forfeiture and repurchase which sets forth the number of the Restricted Shares to be forfeited and repurchased under the Agreement (the "Forfeited Shares"), the aggregate purchase price for the Forfeited Shares, and the time for the closing of the repurchase transaction at the principal office of the Company (the "Notice"). Grantee and the Company hereby irrevocably authorize and direct you to complete the transaction described in the Notice in accordance with the terms of the Notice.

2.    To complete the transaction described in the Notice, you are directed to
      (a) complete, as appropriate, the stock assignment(s) necessary for the transfer of Forfeited Shares as described in the Notice, and (b) deliver them, together with the certificate(s) evidencing the Forfeited Shares to be transferred, to the Company and/or its assignee(s), against the delivery to you of the aggregate purchase price for the Forfeited Shares. You are then directed to deliver to Grantee (i) the aggregate purchase price for the Forfeited Shares, (ii) the certificate(s) evidencing any of the Restricted Shares that are not Forfeited Shares ("Vested Restricted Shares") as to which the Company has acknowledged that the Withholding Liability (as defined in the Agreement) has been or is satisfied, and
      (iii) any other property to which Grantee is entitled under the Agreement. Unless otherwise then instructed by the Company, you shall continue to hold any then Vested Restricted Shares as to which the Company has not acknowledged to you that the Withholding Liability has been or is satisfied.

3. Grantee irrevocably authorizes the Company to deposit with you any and all certificates evidencing the Restricted Shares and corresponding stock assignments, and any additions to and substitutions for the Restricted Shares as described in the Agreement, to be held by you hereunder. Grantee hereby irrevocably constitutes and appoints you as his attorney-in-fact and agent for the term of this escrow to execute, with respect to such Restricted Shares, all documents necessary or appropriate to make such Restricted Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 3, Grantee shall be entitled to exercise all rights and privileges of a shareholder of the Company with respect to the Restricted Shares while the Restricted Shares are held by you.

4. Upon the termination or lapse of the Forfeiture Restrictions regarding any or all of the Restricted Shares under the Agreement, such that they become Vested Restricted Shares, and upon the Company's acknowledgment to you that the corresponding Withholding Liability has been or is satisfied, you shall deliver to Grantee one or more certificates representing those Vested Restricted Shares and any corresponding property to which Grantee is then entitled under the Agreement. Notwithstanding the termination or lapse of the Forfeiture Restrictions regarding any or all of the Restricted Shares under the Agreement, such that they become Vested Restricted Shares, you shall continue to hold the certificate or certificates representing those Vested Restricted Shares, and any corresponding property, hereunder until receipt of the Company's acknowledgment that the Withholding Liability corresponding to those Vested Restricted Shares has been or is satisfied (which, the Company and Grantee have agreed, may be effected at the Company's instruction through a sale or sales of Vested Restricted Shares on behalf of Grantee pursuant to which all or a portion of the proceeds are paid to the Company to satisfy the Withholding Liability and all remaining proceeds, if any, are delivered to Grantee).

5. If, at the time of termination of this escrow (i.e., upon either (a) the termination or lapse of the Forfeiture Restrictions regarding all of the Restricted Shares and the satisfaction of all of the corresponding Withholding Liability, or (b) transfer of all of the Forfeited Shares to the Company and/or its assignee(s), in accordance with the Agreement), you should have in your possession any documents, securities, or other property belonging to Grantee, you shall deliver all of the same to the Grantee and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified, or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely, and shall be protected in relying when acting or refraining from acting, on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Grantee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the other parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court. In case you obey or comply with any such order, judgment, or decree, you shall not be liable to any of the other parties hereto or to any other person or entity by reason of such compliance, notwithstanding any such order, judgment, or decree being subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities, or rights of the parties executing or delivering, or purporting to execute or deliver, the Agreement or any documents or papers deposited or called for hereunder.

10. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor, for which you will be reimbursed by the Company.

11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer, employee, or agent of the Company or if you shall resign by written notice to each other party hereto. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or any obligations in respect hereto, the necessary party or parties hereto shall join in furnishing such instruments.

13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Restricted Shares or any other property held by you hereunder, you are authorized and directed to retain in your possession, without liability to anyone, all or any part of such property until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

14. Any notice required or permitted hereunder shall be given in writing and shall be given by personal or courier delivery or deposit in the United States mail, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by advance written notice to each of the other parties hereto:

          If to the Company:                     Ace Cash Express, Inc.
                                                 1231 Greenway Drive
                                                 Suite 600

                                                Irving, Texas 75038
                                                Attention:______________________

              If to Grantee:                    Jay B. Shipowitz
                                                ________________________
                                                ________________________
                                                ________________________

              If to the Escrow Agent:           P. Sandra Landau
                                                c/o 1231 Greenway Drive
                                                Suite 600
                                                Irving, Texas 75038

      Any notice so given by personal or courier delivery shall be deemed to have been duly given upon delivery, and any notice so given by United States mail shall be deemed to have been duly given upon the earlier of receipt by the addressee or the third business day after deposit in the mail.

15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of the Joint Escrow Instructions; you do not become a party to the Agreement.

16. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

17. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

Very truly yours,

ACE CASH EXPRESS, INC.

By: /s/ WALTER E. EVANS
    ---------------------

GRANTEE:

/s/ JAY B. SHIPOWITZ
---------------------
JAY B. SHIPOWITZ

ESCROW AGENT:

/s/ P. SANDRA LANDAU
--------------------
P. SANDRA LANDAU